FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 2, 2020, HC2 Holdings, Inc (“HC2”) announced that it completed the sale of the Global Marine Group (“GMG”), in which it held an approximately 73% equity interest, to an investment affiliate of J.F. Lehman & Company, LLC, excluding the previously announced sale of GMG’s 49% joint venture with Huawei Marine Networks Co., Limited (the “Sale”).

Also on March 2, 2020, HC2 provided notice (the “Asset Sale Redemption Notice”) to U.S. Bank National Association, as trustee (the “Trustee”), of its intent to use the net cash proceeds of the Sale to redeem $76,941,000.00 aggregate principal amount of HC2’s 11.500% Senior Secured Notes due 2021 (the “Notes”), pursuant to the Indenture, dated as of November 20, 2018 (the “Indenture”), at a redemption price equal to 104.5% of the principal amount of the Notes redeemed, plus accrued and unpaid interest since December 1, 2019 (the last regularly scheduled interest payment date) to the redemption date of April 2, 2020. The redemption of the Notes will be made in accordance with the terms of the Indenture. The Asset Sale Redemption Notice was sent by the Trustee to the registered holders of the Notes in accordance with the requirements of the Indenture on March 2, 2020.

The above description of the Asset Sale Redemption Notice is not complete and is qualified in its entirety by reference to Exhibit 99.1 hereto.

This report does not constitute a notice of redemption under the Indenture or an offer to tender for, or purchase, any Notes or any other security.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description
99.1	Asset Sale Redemption Notice dated March 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2020

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer